Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Event [Abstract]
Subsequent Events
35.	Subsequent Events
Between January 1, 2026 and until the date of issuance of these financial statements (April 22, 2026), no additional events or events of importance have occurred that require adjustments or disclosures to the consolidated financial statements as of December 31, 2025, except for the following events:
On January 6, 2026, the Board of Directors approved to increase the share capital by S/ 2 thousand through capitalization from “Share Premium”. This amount corresponds to the shares from the Restricted Share Awards 2025 (note 33).
On February 25, 2026, Consorcio Trecca, a subsidiary of the Group, signed an addendum to the Public-Private Partnership agreement with EsSalud. This addendum formalizes the commencement of the construction phase of Torre Trecca in Lima, a
23-story
tower for high-complexity ambulatory services, with operations expected to begin by mid-2028.